Supplement to the
Fidelity® Variable Insurance Products
Initial Class
Asset ManagerSM Portfolio
Asset Manager: Growth® Portfolio
Investment Grade Bond Portfolio
Money Market Portfolio
Strategic Income Portfolio
Prospectus
April 30, 2008

The following information replaces similar information found under the "Fee Table" heading in the "Fund Summary" section on page 9.

	Initial Class	Effective Date
VIP Asset Manager	0.80%	2/1/05
VIP Asset Manager: Growth	0.85%	2/1/05
VIP Investment Grade Bond	0.45%	4/1/08
VIP Money Market	0.40%	2/1/05
VIP Strategic Income	0.75%	2/1/05

These arrangements may be discontinued by FMR at any time.

VINC-08-01 May 13, 2008
1.868337.100

Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class, and
Service Class 2
Investment Grade Bond Portfolio
April 30, 2008
Prospectus

The following information replaces similar information found under the "Fee Table" heading in the "Fund Summary" section on page 4.

Annual operating expenses (paid from class assets)

	Initial Class	Service Class	Service Class 2
Management fee	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.11%	0.11%	0.11%
Total annual class operating expensesA	0.43%	0.53%	0.68%

A FMR has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

	Initial Class	Effective Date	Service Class	Effective Date	Service Class 2	Effective Date
VIP Investment Grade Bond	0.45%	4/1/08	0.55%	4/1/08	0.70%	4/1/08

These arrangements may be discontinued by FMR at any time.

VIG-08-01 May 13, 2008
1.798000.108